Exhibit 99.2

July 2008

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or

Jeff.Richardson@53.com.

Jeff Richardson	Jim Eglseder
SVP/Investor Relations	VP/Investor Relations
(513) 534-0983	(513) 534-8424

Quarterly Data

	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Ratios (percent)
Return on average assets	(0.73)	1.03	0.06	1.26	1.49	1.47	0.25	1.41
Return on average equity	(8.4)	12.3	0.7	13.8	15.7	14.6	2.6	15.1
Average equity as a percent of average assets	8.59	8.43	8.77	9.13	9.53	10.05	9.70	9.33
Net interest margin (a)	3.04	3.41	3.29	3.34	3.37	3.44	3.16	2.99
Efficiency (a)	58.6	42.3	72.6	59.2	54.1	55.8	82.2	54.3
Net losses charged off as a percent of average loans and leases	1.66	1.37	0.89	0.60	0.55	0.39	0.52	0.43
Allowance for loan and lease losses as a percent of loans and leases	1.85	1.49	1.17	1.08	1.06	1.05	1.04	1.04
Allowance for credit losses as a percent of loans and leases	1.98	1.62	1.29	1.19	1.16	1.15	1.14	1.14
Nonperforming assets as a percent of loans, leases and other assets, including OREO	2.56	1.96	1.32	0.92	0.70	0.66	0.61	0.56
Allowance for loan and lease losses as a percent of nonperforming assets	71.87	75.73	88.06	117.10	152.21	158.80	169.62	185.04
Allowance for credit losses as a percent of nonperforming assets	77.08	82.20	96.99	128.24	166.77	174.82	186.33	203.39
Common Share Data
Earnings per share	$(0.37)	$0.54	$0.03	$0.61	$0.69	$0.65	$0.12	$0.68
Earnings per diluted share	(0.37)	0.54	0.03	0.61	0.69	0.65	0.12	0.68
Cash dividends per common share	0.15	0.44	0.44	0.42	0.42	0.42	0.40	0.40
Book value per share	18.62	17.57	17.20	17.45	17.16	17.82	18.02	17.96
Common shares outstanding, excluding treasury	577,529,636	532,106,075	532,671,925	532,626,990	535,696,910	550,077,279	556,252,674	558,066,338
Market price per share:
High	$23.75	$28.58	$35.34	$41.17	$43.32	$41.41	$41.57	$40.18
Low	8.96	20.25	24.82	33.60	37.88	37.93	37.75	35.95
End of period	10.18	20.92	25.13	33.88	39.77	38.69	40.93	38.08
Price/earnings ratio (b)	11.98	11.13	12.69	16.37	18.58	18.08	19.13	14.53
Supplemental Data
Common dividends declared ($ in millions)	$87	$234	$234	$224	$225	$231	$222	$223
Full-time equivalent employees	21,617	21,726	21,683	20,775	21,033	21,442	21,362	21,301
Banking centers	1,308	1,232	1,227	1,181	1,167	1,161	1,150	1,145
ATMs	2,329	2,221	2,211	2,153	2,132	2,104	2,096	2,114

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Quarterly Data

	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Income Statement ($ in millions)
Interest income (FTE)	$1,213	$1,453	$1,556	$1,535	$1,495	$1,466	$1,551	$1,540
Interest expense	469	627	771	775	750	724	807	821

Net interest income (FTE)	744	826	785	760	745	742	744	719
Provision for loan and lease losses	719	544	284	139	121	84	107	87
Noninterest income:
Electronic payment processing revenue	235	213	223	212	205	185	194	182
Service charges on deposits	159	147	160	151	142	126	122	134
Investment advisory revenue	92	93	94	95	97	96	90	89
Corporate banking revenue	111	107	106	91	88	83	82	79
Mortgage banking net revenue	86	97	26	26	41	40	30	36
Other noninterest income	49	177	(113)	93	96	78	58	87
Securities gains (losses), net	(10)	27	7	13	—	—	(398)	19
Securities gains, net - non-qualifying hedges on mortgage servicing rights	—	3	6	—	—	—	3	—

Total noninterest income	722	864	509	681	669	608	181	626
Noninterest expense:
Salaries, wages and incentives	331	347	328	310	309	292	300	288
Employee benefits	60	85	56	67	68	87	61	74
Payment processing expense	67	66	68	65	59	52	51	48
Net occupancy expense	73	72	70	66	68	65	65	63
Technology and communications	49	47	47	41	41	40	39	36
Equipment expense	31	31	32	30	31	29	30	32
Other noninterest expense	247	67	339	274	189	188	214	190

Total noninterest expense	858	715	940	853	765	753	760	731

Income (loss) before income taxes (FTE)	(111)	431	70	449	528	513	58	527
Taxable equivalent adjustment	6	6	6	6	6	6	6	6

Income (loss) before income taxes	(117)	425	64	443	522	507	52	521
Applicable income taxes	85	139	48	118	146	148	(14)	144

Net income (loss)	$(202)	$286	$16	$325	$376	$359	$66	$377

Net income (loss) available to common shareholders (a)	$(202)	$286	$16	$325	$375	$359	$66	$377

Regulatory Capital Data ($ in millions) (b)
Tier I capital	$9,829	$8,993	$8,924	$9,201	$8,616	$9,053	$8,625	$8,810
Tier II capital	4,201	4,211	2,809	2,623	2,547	2,581	2,760	2,007

Total risk-based capital	$14,030	$13,204	$11,733	$11,824	$11,163	$11,634	$11,385	$10,817

Risk-weighted assets	$115,453	$116,451	$115,529	$108,754	$105,950	$103,937	$102,823	$101,940

Tier I capital ratio	8.51%	7.72%	7.72%	8.46%	8.13%	8.71%	8.39%	8.64%
Total risk-based capital ratio	12.15%	11.34%	10.16%	10.87%	10.54%	11.19%	11.07%	10.61%
Tier I leverage ratio	9.08%	8.28%	8.50%	9.23%	8.76%	9.36%	8.44%	8.52%

(a)	Dividends on preferred stock are $.185 million for all quarters presented.

(b)	June 30, 2008 regulatory capital data and ratios are estimated.

Quarterly Data

	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,853	$3,092	$2,660	$2,494	$2,294	$2,211	$2,705	$2,351
Available-for-sale and other securities	12,718	12,421	10,677	10,777	11,015	10,592	11,053	19,514
Held-to-maturity securities	361	353	355	346	346	347	356	359
Trading securities	241	184	171	155	148	160	187	164
Other short-term investments	286	517	620	765	437	256	840	173

Total cash and securities	16,459	16,567	14,483	14,537	14,240	13,566	15,141	22,561
Loans held for sale	889	2,573	4,329	2,761	1,708	1,382	1,150	872
Portfolio loans and leases	85,524	80,886	80,253	76,254	75,709	74,821	74,353	73,480

Total loans and leases	86,413	83,459	84,582	79,015	77,417	76,203	75,503	74,352
Allowance for loan and lease losses	(1,580)	(1,205)	(937)	(827)	(803)	(784)	(771)	(761)
Bank premises and equipment	2,444	2,265	2,223	2,127	2,063	2,001	1,940	1,902
Operating lease equipment	364	317	353	283	209	212	202	142
Goodwill	3,603	2,460	2,470	2,192	2,192	2,192	2,193	2,193
Intangible assets	203	143	147	138	147	158	166	175
Servicing rights	701	596	618	626	607	572	524	504
Other real estate owned	208	193	159	127	113	99	88	80
Other assets	6,160	6,601	6,864	6,047	5,205	5,605	5,683	4,680

Total assets	$114,975	$111,396	$110,962	$104,265	$101,390	$99,824	$100,669	$105,828

Liabilities
Deposits:
Demand	$16,259	$14,949	$14,404	$13,174	$13,524	$13,510	$14,331	$13,883
Interest checking	14,002	14,842	15,254	14,294	14,672	15,755	15,993	15,855
Savings	16,602	16,572	15,635	15,599	15,036	14,256	13,181	12,392
Money market	6,806	7,077	6,521	6,163	6,334	6,336	6,584	6,462
Foreign office	2,174	2,354	2,572	2,014	1,744	1,495	1,353	846
Other time	9,839	9,883	11,440	10,267	10,428	10,869	10,987	10,818
Certificates - $100,000 and over	10,870	4,993	6,738	5,973	6,204	6,776	6,628	6,871
Other foreign office	864	731	2,881	1,898	1,251	191	323	1,516

Total deposits	77,416	71,401	75,445	69,382	69,193	69,188	69,380	68,643
Federal funds purchased	2,447	5,612	4,427	5,130	3,824	1,622	1,421	5,434
Other short-term borrowings	5,628	6,387	4,747	3,796	3,331	2,383	2,796	3,833
Other liabilities	3,684	4,603	4,325	4,166	3,894	4,207	4,492	3,726
Long-term debt	15,046	14,041	12,857	12,498	11,957	12,620	12,558	14,170

Total liabilities	104,221	102,044	101,801	94,972	92,199	90,020	90,647	95,806

Shareholders' Equity
Common and preferred equity	11,138	11,537	11,496	11,665	11,542	11,440	11,433	11,576
Accumulated other comprehensive income related to employee benefit plans	(54)	(55)	(57)	(55)	(56)	(58)	(59)	(5)
Net unrealized gains (losses):
Available-for-sale securities	(132)	2	(94)	(149)	(230)	(105)	(119)	(382)
Qualifying cash flow hedges	34	64	25	6	(7)	—	(1)	(5)
Treasury stock, at cost	(232)	(2,196)	(2,209)	(2,174)	(2,058)	(1,473)	(1,232)	(1,162)

Total shareholders' equity	10,754	9,352	9,161	9,293	9,191	9,804	10,022	10,022

Total liabilities & shareholders' equity	$114,975	$111,396	$110,962	$104,265	$101,390	$99,824	$100,669	$105,828

Share Data
Preferred shares outstanding	53,550	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	577,529,636	532,106,075	532,671,925	532,626,990	535,696,910	550,077,279	556,252,674	558,066,338
Treasury shares held	5,897,468	51,321,029	51,516,339	50,800,114	47,730,194	33,349,825	27,174,430	25,360,766

Quarterly Data

	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$85,212	$84,912	$82,172	$78,243	$77,048	$75,860	$75,262	$73,938
Taxable securities	12,554	11,560	11,360	11,180	11,030	10,951	16,685	20,836
Tax exempt securities	364	403	464	490	508	534	568	587
Other short-term investments	445	634	682	499	203	225	1,051	172

Total interest-earning assets	98,575	97,509	94,678	90,412	88,789	87,570	93,566	95,533
Cash and due from banks	2,357	2,236	2,424	2,189	2,235	2,251	2,356	2,343
Other assets	12,370	12,477	11,444	10,330	10,524	10,140	9,440	8,744
Allowance for loan and lease losses	(1,204)	(931)	(819)	(800)	(781)	(769)	(760)	(752)

Total assets	$112,098	$111,291	$107,727	$102,131	$100,767	$99,192	$104,602	$105,868

Liabilities
Interest-bearing liabilities:
Interest checking	$14,396	$14,836	$14,394	$14,334	$15,061	$15,509	$15,744	$16,251
Savings	16,583	16,075	15,616	15,390	14,620	13,689	12,812	12,279
Money market	6,592	6,896	6,363	6,247	6,244	6,377	6,572	6,371
Foreign office	2,169	2,443	2,249	1,808	1,637	1,343	1,047	770
Other time	9,517	10,884	11,011	10,290	10,780	11,037	10,991	10,794
Certificates -$100,000 and over	8,143	5,835	6,613	6,062	6,511	6,682	6,750	6,415
Other foreign office	2,948	3,861	2,464	1,981	732	364	1,711	2,898
Federal funds purchased	3,643	5,258	4,189	4,322	3,540	2,505	3,615	4,546
Other short-term borrowings	5,623	4,937	4,890	3,285	2,372	2,400	4,468	4,056
Long-term debt	14,803	13,328	13,188	12,351	12,238	12,242	13,059	14,355

Total interest-bearing liabilities	84,417	84,353	80,977	76,070	73,735	72,148	76,769	78,735
Demand deposits	14,023	13,208	13,345	13,143	13,370	13,185	13,882	13,642
Other liabilities	4,029	4,351	3,959	3,594	4,063	3,889	3,801	3,613

Total liabilities	102,469	101,912	98,281	92,807	91,168	89,222	94,452	95,990
Shareholders' equity	9,629	9,379	9,446	9,324	9,599	9,970	10,150	9,878

Total liabilities & shareholders' equity	$112,098	$111,291	$107,727	$102,131	$100,767	$99,192	$104,602	$105,868

Average loans and leases (excluding held for sale)	$83,537	$80,945	$78,174	$76,295	$75,205	$74,416	$74,032	$72,903
Average common shares outstanding:
Basic	540,029,899	528,497,585	529,119,898	530,123,356	540,263,755	551,501,038	554,978,470	555,565,365
Diluted	540,029,899	530,372,174	530,938,891	532,470,709	543,228,461	554,174,864	557,654,120	557,948,598

Quarterly Data

	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Asset Quality ($ in millions)
Nonaccrual loans and leases	$1,988	$1,388	$893	$569	$406	$390	$352	$320
Other assets, including other real estate owned	210	204	171	137	122	104	103	91

Total nonperforming assets	$2,198	$1,592	$1,064	$706	$528	$494	$455	$411

Ninety days past due loans and leases	$605	$539	$491	$360	$302	$243	$210	$196

End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$28,958	$27,937	$26,079	$23,317	$22,162	$21,479	$20,831	$21,260
Commercial mortgage	13,394	12,155	11,967	11,178	11,112	10,909	10,405	9,879
Commercial construction	6,007	5,592	5,561	5,463	5,469	5,688	6,168	5,879
Commercial leases	3,647	3,727	3,737	3,710	3,698	3,694	3,841	3,752

Subtotal - commercial	52,006	49,411	47,344	43,668	42,441	41,770	41,245	40,770
Consumer:
Residential mortgage	10,704	10,985	11,433	9,945	10,038	9,730	9,905	9,629
Home equity	12,421	11,803	11,874	11,737	11,780	11,948	12,154	12,235
Automobile loans	8,362	8,394	11,183	11,043	10,714	10,400	10,028	9,599
Credit card	1,717	1,686	1,591	1,460	1,263	1,111	1,004	876
Other consumer loans and leases	1,203	1,180	1,157	1,162	1,181	1,244	1,167	1,243

Subtotal - consumer	34,407	34,048	37,238	35,347	34,976	34,433	34,258	33,582

Total loans and leases	$86,413	$83,459	$84,582	$79,015	$77,417	$76,203	$75,503	$74,352

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$28,557	$26,617	$24,526	$22,345	$21,587	$20,908	$21,228	$20,879
Commercial mortgage	12,590	12,052	11,588	11,117	11,030	10,566	9,929	9,833
Commercial construction	5,700	5,577	5,544	5,499	5,595	6,014	6,099	5,913
Commercial leases	3,747	3,723	3,692	3,700	3,678	3,661	3,762	3,740

Subtotal - commercial	50,594	47,969	45,350	42,661	41,890	41,149	41,018	40,365
Consumer:
Residential mortgage	11,244	11,699	11,181	10,396	10,201	10,166	10,038	9,699
Home equity	12,012	11,846	11,843	11,752	11,886	12,072	12,225	12,174
Automobile loans	8,439	10,542	11,158	10,865	10,552	10,230	9,834	9,522
Credit card	1,703	1,660	1,461	1,366	1,248	1,021	915	870
Other consumer loans and leases	1,221	1,196	1,179	1,203	1,271	1,222	1,232	1,308

Subtotal - consumer	34,619	36,943	36,822	35,582	35,158	34,711	34,244	33,573

Total average loans and leases	$85,213	$84,912	$82,172	$78,243	$77,048	$75,860	$75,262	$73,938

Nonperforming Loans ($ in millions) (non-accrual plus renegotiated)
Commercial loans and leases	$425	$311	$180	$180	$141	$143	$133	$167
Commercial mortgage	524	312	243	146	113	107	84	49
Commercial construction loans	537	408	249	105	65	57	54	31
Consumer mortgage and construction	329	211	121	74	40	38	38	34
Other consumer loans and leases	173	146	100	64	47	45	43	39

Total nonperforming loans and leases	$1,988	$1,388	$893	$569	$406	$390	$352	$320

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(365)	$(293)	$(193)	$(127)	$(124)	$(99)	$(118)	$(96)
Recoveries	21	17	19	12	22	28	21	17

Net losses charged off	$(344)	$(276)	$(174)	$(115)	$(102)	$(71)	$(97)	$(79)